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                                                                 EXHIBIT 10.1(f)


                                SEVENTH AMENDMENT
                                     TO THE
                         FIRST AMENDMENT AND RESTATEMENT
                                     OF THE
                      LABARGE, INC. EMPLOYEES SAVINGS PLAN


       This Seventh Amendment to the First Amendment and Restatement of the LaBarge, Inc. Employees Savings Plan ("Plan") executed on August 11, 1999 by LaBarge, Inc. ("Company"), a Delaware corporation.

                                   WITNESSETH

       WHEREAS, the Company amended and restated the Plan on May 3, 1990 effective January 1, 1987; and

       WHEREAS, the amendment and restatement of the Plan was amended on June 28, 1990 effective July 1, 1990; November 30, 1993 effective October 1, 1993; March 24, 1994 effective January 1, 1994; January 3, 1995 effective January 1, 1995; and October 26, 1995 effective January 1, 1995, and January 1, 1996 and January 9, 1998 effective January 1, 1998; and

       WHEREAS, the Company wants to further amend the Plan;

       NOW, THEREFORE, the Company amends the Plan effective January 1, 1999 as follows:

       Delete  Section 10.4 of Article 10 and insert the following new Section
10.4 of Article 10 in lieu thereof:

       10.4 If the value of the vested portion, determined under Section 10.5, of a severed Participant's Accounts is $5,000 or less on the Valuation Date immediately following the date the Participant severs under Section 10.1, the Administrator shall cause the Trustee to distribute severance Benefits to him in accordance with Article 11 as of such Valuation Date. If the value of the vested portion, determined under Section 10.5, of a severed Participant's Accounts is more than $5,000 on the Valuation Date immediately following the date the Participant severs under Section 10.1, the Administrator shall cause the Trustee to distribute severance Benefits to him in accordance with Article 11 following the earliest of the Valuation Date immediately following the day the Participant dies or consents in writing to distribution. Provided, however, that distribution must commence on or before the Participant's Required Beginning Date. Notwithstanding the immediately preceding sentence, distribution of retirement Benefits of a Participant who made a written election, prior to January 1, 1984, to have his Benefits Code ss.401(a), as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982, shall be paid in accordance with such election.

       IN WITNESS WHEREOF, the undersigned has caused this amendment to be adopted this 11th day of August 1999.

                                                LaBarge, Inc.

                                                By: /s/ Craig E. LaBarge
                                                    ----------------------------
                                                    Craig E. LaBarge, President